GENERAL

NATIONWIDE® SELECT
Application/Enrollment Card
$15,000 Minimum Initial Payment

PLAN TYPE *An option must be selected*

This contract is established as a:

☐ NON-QUALIFIED
☐ IRA ROLLOVER
☐ ROTH IRA Statement of Understanding and Custodial Form Required.
☐ 401(a) Investment only. Disclosure form required.
☐ 403(b) TRANSFER Disclosure form required.
☐ CRT (Charitable Remainder Trust) Transmittal Form Required.

DEATH BENEFIT OPTION

If no option is selected, the Death Benefit will be the Standard 5 Year Anniversary

☐ STANDARD 5-YEAR ANNIVERSARY
☐ 1-YEAR ANNIVERSARY *
☐ 5% INTEREST *

* (Additional charge, please see prospectus)
Only available to annuitants less than 85 years of age

CONTRACT OWNER

Last Name or Plan Name

First Name or Plan Name (continued) MI

Address

Sex ☐ M ☐ F Birthdate ___/___/___ MM DD YYYY

Soc. Sec. No. or Tax ID

☐ **CONTINGENT OWNER** ☐ **JOINT OWNER**

Last Name Spouse only unless prohibited by law

First Name MI

Address

Sex ☐ M ☐ F Birthdate ___/___/___ MM DD YYYY

Soc. Sec. No. or Tax ID

ANNUITANT Complete only if different from primary contract owner.

Last Name

First Name or Plan Name (continued) MI

Address

Sex ☐ M ☐ F Birthdate ___/___/___ MM DD YYYY

Soc. Sec. No. or Tax ID

☐ **CONTINGENT ANNUITANT**

Last Name

First Name MI

Address

Sex ☐ M ☐ F Birthdate ___/___/___ MM DD YYYY

Soc. Sec. No. or Tax ID

BENEFICIARY *Beneficiary will receive death benefit upon death of Annuitant (and Contingent Annuitant, if named).*

Primary	Contingent	Print Full Name (Last, First, MI)	Allocation	Relationship to Annuitant	Soc. Sec. No.	Birthdate MM/DD/YYYY
☐			%			/ /
☐	☐		%			/ /
☐	☐		%			/ /
☐	☐		%			/ /

ANNUITY PURCHASE PAYMENTS ☐ Payment Enclosed ☐ Transfer/1035 ☐ Rollover ☐ Other

First Purchase Payment $__________ submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

REMARKS

Product of Nationwide Life Insurance Co.

PURCHASE PAYMENT ALLOCATION

A contract cannot be issued unless this section is complete

Whole percentages only, must total 100%.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

_______% VIP Equity-Income Portfolio

_______% VIP Growth Portfolio

_______% VIP High Income Portfolio

_______% VIP Money Market Portfolio

_______% VIP Overseas Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

_______% VIP II Asset Manger Portfolio

_______% VIP II Asset Manger: Growth Portfolio

_______% VIP II Contrafund® Portfolio

_______% VIP II Index 500 Portfolio

_______% VIP II Investment Grade Bond Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

_______% VIP III Balanced Portfolio

_______% VIP III Growth & Income Portfolio

_______% VIP III Growth Opportunities Portfolio

NATIONWIDE LIFE INSURANCE COMPANY

_______% Fixed Account

CONTRACT OWNER SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

☐ Yes ☐ No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

☐ Please send me a copy of the Statement of Additional Information to the Prospectus.

STATE IN WHICH APPLICATION WAS SIGNED______________________ DATE__________________
State

CONTRACT OWNER______________________ JOINT OWNER______________________
Signature Signature

PRODUCER INFORMATION

☐ Yes ☐ No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER____
Signature

NAME ______________________________ PRODUCER SSN__________________

BROKER/DEALER ______________________________ PHONE (_____)__________________

ADDRESS____

Regular Mail
Nationwide Life Insurance Co.
P.O. Box 182021
Columbus, Ohio 43218-2021

Nationwide Service Center
1-800-321-9332

Express Mail
Nationwide Financial Individual Annuities
RR1-04-F4
5100 Rings Road
Dublin, Ohio 43017-1522